Supplement dated July 14, 2020
to the Prospectus, as supplemented, of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Select Global Equity Fund	3/1/2020
Effective July 11, 2020, the table that appears under the subsection “Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance,” and the paragraphs that immediately precede and follow it, in the “More Information About the Fund” section of the Prospectus are hereby deleted and replaced with the following:
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through February 28, 2023, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Select Global Equity Fund
Class A	1.28%
Class Adv	1.03%
Class C	2.03%
Class Inst	1.03%
Class Inst2	0.96%
Class Inst3	0.91%
Class R	1.53%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: any reorganization costs, taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP155_10_005_(07/20)